                                                                    Exhibit 99.1

                                [KEYSTONE LOGO]

                               FIRST QUARTER 2001

                        SUPPLEMENTAL INFORMATION PACKAGE

                     First Quarter Earnings Conference Call

                                                                  MARCH 31, 2001

                                                                  MARCH 31, 2001

                     FIRST QUARTER EARNINGS CONFERENCE CALL
                        SUPPLEMENTAL INFORMATION PACKAGE



                               TABLE OF CONTENTS

                                                                  PAGE NUMBER
                                                                  -----------
I.     FINANCIAL HIGHLIGHTS                                             1

II.    CONDENSED CONSOLIDATED BALANCE SHEETS                            2

III.   CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS                  3

IV.    FUNDS FROM OPERATIONS/FUNDS AVAILABLE FOR DISTRIBUTION           4

       -- QUARTERLY RECONCILIATIONS

V.     QUARTERLY FFO FOR 2001 AND 2000                                  5

VI.    PORTFOLIO OVERVIEW                                               6

VII.   LEASE EXPIRATION SCHEDULE - PORTFOLIO                            7

VIII.  LEASE EXPIRATION SCHEDULE - INDUSTRIAL                           8

IX.    LEASE EXPIRATION SCHEDULE - OFFICE                               9

X.     OPERATING AND LEASING STATISTICS                                10

XI.    SAME STORE ANALYSIS                                           11-13

XII.   2001 ACQUISITIONS/DISPOSITIONS                                  14

XIII.  LAND UNDER DEVELOPMENT AND CONTROL                              15

XIV.   CAPITAL STRUCTURE AND DEBT ANALYSIS                             16

XV.    PREFERRED EQUITY OUTSTANDING                                    18

THIS SUPPLEMENTAL INFORMATION PACKAGE MAY CONTAIN STATEMENTS WHICH CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995, INCLUDING STATEMENTS REGARDING THE INTENT, BELIEF OR CURRENT EXPECTATIONS OF THE COMPANY, ITS TRUSTEES, OR ITS OFFICERS WITH RESPECT TO THE FUTURE OPERATING PERFORMANCE OF THE COMPANY. INVESTORS ARE CAUTIONED THAT ANY SUCH FORWARD LOOKING STATEMENTS ARE NOT GUARANTEES OF FUTURE PERFORMANCE AND INVOLVE RISKS AND UNCERTAINTIES, AND THAT ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE IN THE FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS. IMPORTANT FACTORS THAT COULD CAUSE SUCH DIFFERENCES ARE DESCRIBED IN THE COMPANY'S PERIODIC FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE COMPANY'S FORM 10-K AND QUARTERLY REPORTS ON FORM 10-Q.

                                                                    EXHIBIT 99.1

                             KEYSTONE PROPERTY TRUST
                               FIRST QUARTER 2001

                              FINANCIAL HIGHLIGHTS
                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

-------------------------------------------------------------------------------------------------------------

                                                                          THREE MONTHS ENDED
                                                         ----------------------------------------------------
                                                               31-MAR-01                   31-MAR-00
                                                         -----------------------   --------------------------
INCOME ITEMS:
Revenues                                                               $ 30,684                     $ 28,556
Net Income Allocated to Common Shares                                      (714)                       1,945
FUNDS FROM OPERATIONS                                                    11,494                       11,431
Funds from Operations - Per Share-(diluted)                                0.45                         0.46
FUNDS AVAILABLE FOR DISTRIBUTION                                          9,223                        9,514
Funds Available for Distribution- Per Share- (diluted)                     0.36                         0.38

DIVIDENDS PAID PER SHARE- COMMON SHARES                                   0.310                        0.295

RATIOS:
Interest Coverage Ratio                                                     2.0                          2.1
Fixed Charge Coverage Ratio                                                 1.5                          1.6
Dividend Payout Ratio-FFO                                                 68.9%                        64.1%
Dividend Payout Ratio-FAD                                                 86.1%                        77.6%

-------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

                                                                          AS OF THE PERIOD ENDED
                                                           ----------------------------------------------------  ----------------
                                                                 31-MAR-01                   31-MAR-00              % CHANGE
                                                           -----------------------   --------------------------  ----------------
ASSETS:
Investments in Real Estate at Cost                                      $ 823,133                    $ 892,716             (7.8%)
Total Assets                                                              838,554                      905,485             (7.4%)


CAPITALIZATION:
Total Debt                                                              $ 499,781                    $ 548,572             (8.9%)

Convertible Preferred Shares - at liquidation preference                $  60,097                    $  80,000            (24.9%)
Convertible Preferred Units - at liquidation preference                    80,295                       54,621             47.0%
                                                           -----------------------   --------------------------  ----------------
     Total                                                              $ 140,392                    $ 134,621              4.3%

Total Common Shares Outstanding @ Quarter End                           9,346,669                    9,091,941              2.8%
Total Operating Units @ Quarter End                                     7,667,649                    7,652,577              0.2%
                                                           -----------------------   --------------------------  ----------------
     Total                                                             17,014,318                   16,744,518              1.6%

Share Price @ Quarter End                                               $   12.85                    $   13.13             (2.1%)
Equity Value @ Quarter End                                              $ 359,026                    $ 354,477              1.3%
Total Market Capitalization                                             $ 858,807                    $ 903,049             (4.9%)
Debt to undepreciated book value of total assets                            56.8%                        58.8%             (2.0%)

-----------------------------------------------------------------------------------------------------------------------------------

                             KEYSTONE PROPERTY TRUST
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                             (dollars in thousands)

                                                MARCH 31, 2001  DECEMBER 31, 2000  SEPTEMBER 30, 2000  JUNE 30, 2000  MARCH 31, 2000
                                                --------------  -----------------  ------------------  -------------  --------------
ASSETS:

Investments in Real Estate                        $ 823,133         $ 957,598         $ 971,981         $ 985,990         $ 892,715
Accumulated Depreciation                            (41,918)          (40,558)          (36,492)          (32,304)          (26,818)
                                                  ---------         ---------         ---------         ---------         ---------
Investments in Real Estate, Net                     781,215           917,040           935,489           953,686           865,897

Cash, Cash Equivalents, and Escrows                  11,069            10,265             8,203             9,847             7,134
Other Assets, Net                                    46,270            35,382            35,006            29,736            32,454
                                                  ---------         ---------         ---------         ---------         ---------
    Total Assets                                  $ 838,554         $ 962,687         $ 978,698         $ 993,269         $ 905,485
                                                  =========         =========         =========         =========         =========

LIABILITIES AND SHAREHOLDERS' EQUITY:

LIABILITIES
Mortgage Notes and Other Debt                     $ 499,781         $ 616,569         $ 633,652         $ 612,617         $ 548,572
Accrued Liabilities and Other                        21,155            22,184            18,881            18,446            19,111
                                                  ---------         ---------         ---------         ---------         ---------
Total Liabilities                                   520,936           638,753           652,533           631,063           567,683

MINORITY INTEREST
Limited Partners in OP                               73,640            76,710            90,612            96,506            96,814
Convertible Preferred Units                          80,295            80,295            80,295            80,295            54,621
                                                  ---------         ---------         ---------         ---------         ---------
    Total Minority Interest                         153,935           157,005           170,907           176,801           151,435
                                                  ---------         ---------         ---------         ---------         ---------

Redeemable Preferred Stock                             --                --                --              19,903              --

SHAREHOLDERS' EQUITY
Preferred Stock, $.001 par value                          3                 3                 3                 3                 3
Common Stock, $.001 par value                             9                 9                 9                 9                 9
Additional paid-in capital                          178,418           178,034           165,069           164,953           184,740
Cumulative net income                                20,802            21,516            19,920            24,226            22,565
Cumulative dividends                                (35,549)          (32,633)          (29,743)          (23,689)          (20,950)
                                                  ---------         ---------         ---------         ---------         ---------
Total shareholders' equity                          163,683           166,929           155,258           165,502           186,367
                                                  ---------         ---------         ---------         ---------         ---------
    Total liabilities and shareholders' equity    $ 838,554         $ 962,687         $ 978,698         $ 993,269         $ 905,485
                                                  =========         =========         =========         =========         =========

                             KEYSTONE PROPERTY TRUST
                            QUARTER END COMPARATIVES
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                             (DOLLARS IN THOUSANDS)

                                                                          ------------------------------------
                                                                          FOR THE THREE MONTHS ENDED MARCH 31,
                                                                          ------------------------------------
                                                                                 2001             2000
                                                                               --------         --------
REVENUE:
    Rents                                                                      $ 26,173         $ 25,075
    Reimbursement revenue and other                                               4,511            3,481
                                                                               --------         --------
            Total revenue                                                        30,684           28,556
                                                                               --------         --------

OPERATING EXPENSES:
   Property operating expenses                                                    2,811            2,577
   Real estate taxes                                                              2,778            2,435
   General and administrative                                                     2,166            2,073
   Depreciation and amortization                                                  8,731            4,708
   Interest expense                                                              11,364           10,332
                                                                               --------         --------
       Total operating expense                                                   27,850           22,125
                                                                               --------         --------

INCOME BEFORE EQUITY IN (LOSS) INCOME FROM EQUITY METHOD
INVESTMENTS, AND GAINS ON SALES OF ASSETS                                         2,834            6,431

EQUITY IN (LOSS) INCOME FROM EQUITY METHOD INVESTMENTS                             (129)             249

GAINS ON SALES OF ASSETS                                                            336              140
                                                                               --------         --------
INCOME BEFORE DISTRIBUTIONS TO PREFERRED UNITHOLDERS, MINORITY INTEREST
OF UNITHOLDER IN OPERATING PARTNERSHIP, EXTRAORDINARY ITEM,
AND INCOME ALLOCATED TO PREFERRED SHAREHOLDERS                                    3,041            6,820

DISTRIBUTIONS TO PREFERRED UNITHOLDERS                                           (1,931)          (1,317)
                                                                               --------         --------

INCOME BEFORE MINORITY INTEREST OF UNITHOLDERS IN OPERATING
PARTNERSHIP, EXTRAORDINARY ITEM, AND INCOME ALLOCATED TO PREFERRED
SHAREHOLDERS                                                                      1,110            5,503

MINORITY INTEREST OF UNITHOLDERS IN OPERATING PARTNERSHIP                           585           (1,628)

EXTRAORDINARY ITEM-LOSS ON EARLY RETIREMENT OF DEBT                                (982)            --
                                                                               --------         --------

INCOME BEFORE INCOME ALLOCATED TO PREFERRED SHAREHOLDERS                            713            3,875

INCOME ALLOCATED TO PREFERRED SHAREHOLDERS                                       (1,427)          (1,930)
                                                                               --------         --------
NET INCOME ALLOCATED TO COMMON SHAREHOLDERS                                    $   (714)        $  1,945
                                                                               ========         ========

                             KEYSTONE PROPERTY TRUST
            FUNDS FROM OPERATIONS & FUNDS AVAILABLE FOR DISTRIBUTION
                    FIRST QUARTER 2001 AND 2000 COMPARATIVES
                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                      ------------------------------------
                                                                                      FOR THE THREE MONTHS ENDED MARCH 31,
                                                                                      ------------------------------------

                                                                                       ------------          ------------
                                                                                           2001                  2000
                                                                                       ------------          ------------
FUNDS FROM OPERATIONS:

INCOME BEFORE MINORITY INTEREST OF UNITHOLDERS IN OPERATING
PARTNERSHIP, EXTRAORDINARY ITEM, AND INCOME ALLOCATED TO PREFERRED SHAREHOLDERS        $      3,041          $      6,820

Gains on sales of assets                                                                       (336)                 (140)

Depreciation and amortization related to real estate                                          8,731                 4,708

Depreciation and amortization related to Joint Venture                                           15                  --

Equity in loss (income) from equity method investments                                          129                  (249)

FFO contribution from equity investments                                                        (86)                  292

                                                                                       ------------          ------------
FUNDS FROM OPERATIONS                                                                  $     11,494          $     11,431
                                                                                       ============          ============

FUNDS FROM OPERATIONS-BASIC                                                            $       0.48          $       0.49
                                                                                       ============          ============

FUNDS FROM OPERATIONS-PER DILUTED SHARE                                                $       0.45          $       0.46
                                                                                       ============          ============


FUNDS AVAILABLE FOR DISTRIBUTION:

Funds from Operations                                                                  $     11,494          $     11,431

Building Improvements                                                                          (166)                 (223)
Tenant Improvements                                                                            (787)                 (448)
Leasing Commissions                                                                            (959)                 (895)
Amortization of Deferred Financing Costs                                                        462                   410
Amortization of Restricted Stock Awards                                                        --                      68
Rental Income from Straight Line Rents                                                         (821)                 (829)

                                                                                       ------------          ------------
Funds available for distribution                                                              9,223          $      9,514
                                                                                       ============          ============


                                                                                       ------------          ------------
FUNDS AVAILABLE FOR DISTRIBUTION-PER DILUTED SHARE                                     $       0.36          $       0.38
                                                                                       ============          ============

WEIGHTED AVERAGE SHARES AND UNITS - DILUTED                                              25,737,446            25,042,553
                                                                                       ============          ============

DIVIDEND PAID PER COMMON SHARE                                                                0.310                 0.295
                                                                                       ============          ============

DIVIDEND PAYOUT RATIO-FFO                                                                      68.9%                 64.1%
                                                                                       ============          ============

DIVIDEND PAYOUT RATIO-FAD                                                                      86.1%                 77.6%
                                                                                       ============          ============

                             KEYSTONE PROPERTY TRUST
                 FUNDS FROM OPERATIONS BY QUARTER 2001 AND 2000
                  (dollars in thousands, except per share data)

--------------------------------------------------------------------------------

                                        1ST QUARTER 2001   1ST QUARTER 2000
                                          -----------        -----------
FUNDS FROM OPERATIONS                     $    11,494        $    11,431
                                          ===========        ===========

WEIGHTED AVERAGE SHARES AND UNITS:
Shares outstanding                          9,342,775          9,067,959
Units outstanding                           7,668,627          7,610,342
Convertible preferred stock                 3,738,010          4,981,962
Convertible preferred units                 4,982,884          3,378,262
Other dilutive securities                       5,150              4,028
                                          -----------        -----------
                                           25,737,446         25,042,553
                                          ===========        ===========

DILUTED FFO PER SHARE                     $      0.45        $      0.46
                                          ===========        ===========

--------------------------------------------------------------------------------

                             KEYSTONE PROPERTY TRUST
                               PORTFOLIO OVERVIEW
                              AS OF MARCH 31, 2001

                       ----------------------------------------------------------------------------------------------
                                          INDUSTRIAL                                     OFFICE (2)
                       ----------------------------------------------------------------------------------------------
                         NUMBER                                         NUMBER
                           OF        RENTABLE      %     ANNUALIZED       OF        RENTABLE      %     ANNUALIZED
                        BUILDINGS  SQUARE FEET  LEASED  BASE RENT (1)  BUILDINGS  SQUARE FEET  LEASED  BASE RENT (1)
---------------------------------------------------------------------------------------------------------------------
        Market            Total       Total      Total      Total        Total       Total      Total      Total
---------------------------------------------------------------------------------------------------------------------
    New Jersey (3)         21       5,716,623    95.8%   $26,615,692       10        623,649     98.9%   $ 7,655,327
     Pennsylvania          19       5,096,245    98.8%   $18,301,825        2        119,728     78.2%   $ 1,561,436
     Indiana (4)            6       2,194,848   100.0%   $ 8,530,604
         Ohio              11       1,728,224    96.2%   $ 4,853,220
       New York            11       1,320,273    99.0%   $ 5,286,595       20      1,395,362     96.2%   $20,296,762
    South Carolina         28       2,841,789    79.1%   $ 6,573,856
---------------------------------------------------------------------------------------------------------------------

TOTAL/WEIGHTED AVERAGE     96      18,898,002    94.8%   $70,161,792       32      2,138,739    96.0%   $29,513,525
                           --      ----------    -----   -----------       --      ---------    -----   -----------

                       ------------------------------------------------
                                            TOTAL
                       ------------------------------------------------
                         NUMBER
                           OF        RENTABLE      %     ANNUALIZED
                        BUILDINGS  SQUARE FEET  LEASED  BASE RENT (1)
-----------------------------------------------------------------------
        Market            Total        Total                Total
-----------------------------------------------------------------------
    New Jersey (3)         31        6,340,272   100.0%  $34,271,019
     Pennsylvania          21        5,215,973    98.3%  $19,863,261
     Indiana (4)            6        2,194,848   100.0%  $ 8,530,604
         Ohio              11        1,728,224    96.2%  $ 4,853,220
       New York            31        2,715,635    97.6%  $25,583,357
    South Carolina         28        2,841,789    79.1%  $ 6,573,856
-----------------------------------------------------------------------

TOTAL/WEIGHTED AVERAGE    128       21,036,741    95.0%  $99,675,317
                          ---       ----------    -----  -----------

(1) Annual Base Rent, as used here, represents the monthly contractual rent under existing leases at March 31, 2001 multiplied by 12.

(2) Includes an investment in a direct financing lease for 114,000 square feet with Annualized Rent of $525,000.

(3) Includes 7 buildings aggregating 2,042,572 square feet owned through joint venture with CalEast Industrial Investors LLC.

(4) Includes one 798,096 square foot building owned through joint venture with Browning Investments.

Note: All occupancy data in this supplemental information package is based on physical occupancy unless otherwise noted.

                            KEYSTONE PROPERTY TRUST
                           LEASE EXPIRATION SCHEDULE
                              AS OF MARCH 31, 2001

                                                                  ANNUALIZED RENT PER LEASED                     PERCENTAGE OF TOTAL
               NUMBER OF    SQUARE FOOTAGE OF  ANNUALIZED RENT OF       SQUARE FOOT OF       PERCENTAGE OF TOTAL  ANNUALIZED RENT OF
           LEASES EXPIRING   EXPIRING LEASES   EXPIRING LEASES(1)       EXPIRING LEASES       LEASED SQUARE FEET   EXPIRING LEASES
           ---------------   ---------------   ------------------       ---------------       ------------------   ---------------

------------------------------------------------------------------------------------------------------------------------------------
Expires          Total            Total               Total
------------------------------------------------------------------------------------------------------------------------------------
      2001        44            2,392,972          $10,274,342               $4.29                  12.0%               10.3%
      2002        43            3,415,649          $13,092,179               $3.83                  17.1%               13.1%
      2003        44            1,696,348          $11,577,762               $6.83                   8.5%               11.6%
      2004        41            1,798,651          $10,070,588               $5.60                   9.0%               10.1%
      2005        37            1,658,836          $11,781,398               $7.10                   8.3%               11.8%
      2006        28            2,424,565          $11,599,170               $4.78                  12.1%               11.6%
      2007         6              851,519          $ 4,049,151               $4.76                   4.3%                4.1%
      2008        11            1,498,252          $ 7,428,647               $4.96                   7.5%                7.5%
      2009         7            1,157,491          $ 4,664,664               $4.03                   5.8%                4.7%
      2010         4              301,269          $ 1,814,398               $6.02                   1.5%                1.8%
      2011         5            1,157,038          $ 3,793,485               $3.28                   5.8%                3.8%
      2012         1               60,994          $ 1,216,377               $19.94                  0.3%                1.2%
      2013         3              485,304          $ 3,124,297               $6.44                   2.4%                3.1%
      2014         4              439,944          $ 2,228,197               $5.06                   2.2%                2.2%
      2018         1              139,703          $   441,462               $3.16                   0.7%                0.4%
      2019         1              495,740          $ 2,519,199               $5.08                   2.5%                2.5%
------------------------------------------------------------------------------------------------------------------------------------
                  280          19,974,275          $99,675,317               $4.99                 100.0%              100.0%
------------------------------------------------------------------------------------------------------------------------------------

                                                                  ANNUALIZED RENT PER LEASED                     PERCENTAGE OF TOTAL
                            SQUARE FOOTAGE OF  ANNUALIZED RENT OF       SQUARE FOOT OF       PERCENTAGE OF TOTAL  ANNUALIZED RENT OF
RECAP                        EXPIRING LEASES   EXPIRING LEASES(1)       EXPIRING LEASES       LEASED SQUARE FEET   EXPIRING LEASES
                             ---------------   ------------------       ---------------       ------------------   ---------------
------------------------------------------------------------------------------------------------------------------------------------
Industrial                      17,921,075         $70,161,792               $3.92                  89.7%               70.4%
Office                           1,939,200          28,988,525               14.95                   9.7%               29.1%
Other                              114,000             525,000                4.61                   0.6%                0.5%
                                ----------         -----------               -----                   ----                ----

Total                           19,974,275         $99,675,317               $4.99                 100.0%              100.0%
                                ==========         ===========               =====                 ======              ======

Vacant                          1,062,466
                                ---------

Total Square Feet              21,036,741
                               ==========

------------------------------------------------------------------------------------------------------------------------------------

(1) Annual Base Rent, as used here, represents the monthly contractual rent under existing leases at March 31, 2001 multiplied by 12.

Note: Includes 7 buildings aggregating 2,042,572 square feet owned through joint venture with CalEast Industrial Investors LLC.

                             KEYSTONE PROPERTY TRUST
                              INDUSTRIAL PROPERTIES
                                LEASE EXPIRATION
                              AS OF MARCH 31, 2001

--------------------------------------------------------------------------------------------------------------------
                                   RENTABLE SQUARE                                     PERCENTAGE OF TOTAL ANNUAL
         YEAR OF LEASE           FOOTAGE SUBJECT TO          ANNUAL BASE RENTS           BASE RENTS REPRESENTED
           EXPIRATION              EXPIRING LEASES       UNDER EXPIRING LEASES (1)         BY EXPIRING LEASES
           ----------              ---------------       -------------------------         ------------------
              2001                    2,198,219                 $ 7,102,210                       10.1%
              2002                    3,270,211                  11,250,404                       16.0%
              2003                    1,268,484                   4,971,474                        7.1%
              2004                    1,485,959                   6,403,021                        9.1%
              2005                    1,229,370                   5,577,055                        7.9%
              2006                    2,183,674                   8,552,808                       12.2%
              2007                      821,548                   3,583,592                        5.1%
              2008                    1,367,993                   5,533,409                        7.9%
              2009                    1,155,595                   4,636,224                        6.6%
           Thereafter                 2,940,022                  12,551,595                       17.9%
                                      ---------                  ----------                       -----
             Total                   17,921,075                 $70,161,792                      100.0%
                                     ==========                 ===========                      ======

--------------------------------------------------------------------------------------------------------------------

                                       AVERAGE OCCUPANCY BY LOCATION AS OF:
--------------------------------------------------------------------------------------------------------------------

             MARKET                         STATE             3/31/01          12/31/00           3/31/00
             ------                         -----             -------          --------           -------
          Indianapolis                  Indianapolis           100.0%            100.0%            100.0%
       Central & North NJ                New Jersey             95.8%            100.0%             99.6%
             Albany                       New York             100.0%            100.0%            100.0%
           Rochester                      New York              92.7%             89.5%             94.1%
            Syracuse                      New York             100.0%            100.0%            100.0%
          Central Ohio                      Ohio                96.2%             92.3%            100.0%
         Chester County                 Pennsylvania           100.0%            100.0%            100.0%
    Harrisburg/Chambersburg             Pennsylvania            98.4%             97.8%             96.1%
            Reading                     Pennsylvania           100.0%            100.0%            100.0%
     Scranton/Wilkes-Barre              Pennsylvania           100.0%            100.0%            100.0%
     Greenville/Spartanburg            South Carolina           79.1%             78.8%             95.1%
                                                               -----             -----             -----

                            Total Industrial Portfolio          94.8%             94.8%             98.3%
                                                               =====             =====             =====

--------------------------------------------------------------------------------------------------------------------

(1) Annual Base Rent, as used here, represents the monthly contractual rent under existing leases at March 31, 2001 multiplied by 12.

Note: Includes 7 buildings aggregating 2,042,572 square feet owned through joint venture with CalEast Industrial Investors LLC.

                             KEYSTONE PROPERTY TRUST
                                OFFICE PROPERTIES
                                LEASE EXPIRATION
                              AS OF MARCH 31, 2001

------------------------------------------------------------------------------------------------------------
                            RENTABLE SQUARE                                    PERCENTAGE OF TOTAL ANNUAL
         YEAR OF LEASE     FOOTAGE SUBJECT TO       ANNUAL BASE RENTS            BASE RENTS REPRESENTED
           EXPIRATION       EXPIRING LEASES     UNDER EXPIRING LEASES (1)          BY EXPIRING LEASES
           ----------       ---------------     -------------------------          ------------------
              2001              194,753               $ 3,172,133                       10.9%
              2002              145,438                 1,841,774                        6.4%
              2003              427,864                 6,606,288                       22.8%
              2004              198,692                 3,142,567                       10.8%
              2005              429,466                 6,204,342                       21.4%
              2006              240,891                 3,046,362                       10.5%
              2007               29,971                   465,559                        1.6%
              2008              130,259                 1,895,239                        6.5%
              2009                1,896                    28,440                        0.1%
           Thereafter           139,970                 2,585,821                        8.9%
                              ---------               -----------                      -----
             Total            1,939,200               $28,988,525                      100.0%
                              =========               ===========                      =====

------------------------------------------------------------------------------------------------------------

                                   AVERAGE OCCUPANCY BY LOCATION AS OF:
------------------------------------------------------------------------------------------------------------

             MARKET                        STATE            3/31/2001       12/31/2000      3/31/2000
             ------                        -----            ---------       ----------      ---------
      Central and North NJ               New Jersey           98.9%           98.7%          100.0%
             Albany                       New York            97.2%           98.1%           99.8%
           Rochester                      New York           100.0%          100.0%          100.0%
            Syracuse                      New York            95.6%           97.2%           97.8%
    Harrisburg/Chambersburg             Pennsylvania          71.2%           85.9%           88.9%
            Reading                     Pennsylvania          84.3%           89.5%           90.4%
                                                              -----           -----           -----

                            Total Office Portfolio            96.0%           95.9%           97.3%
                                                              =====           =====           =====

------------------------------------------------------------------------------------------------------------

(1) Annual Base Rent, as used here, represents the monthly contractual rent under existing leases at March 31, 2001 multiplied by 12.

                             KEYSTONE PROPERTY TRUST
                        OPERATING AND LEASING STATISTICS
                              AS OF MARCH 31, 2001

                                                                           INDUSTRIAL           OFFICE
                                                                           ----------          ---------
Square feet owned                                                          18,898,002          2,138,739

Physical Occupancy percentage                                                   94.8%              96.0%

Lease expirations as percentage of total square feet (next 12 months)           18.3%               9.7%

Weighted Average Lease Term (in years)                                            5.4                4.1

Tenant retention (1)                         - 1st Quarter                      73.5%             100.0%
                                             - Year Ended 12/31/00              61.7%              76.0%


Cash Rent increases on new leases (2)        - 1st Quarter                       1.0%               9.8%
                                             - Year Ended 12/31/00               7.1%               5.0%

(1)   Calculated based on square footage of expired leases.

(2)   Calculated based on rental rates per square foot.

                             KEYSTONE PROPERTY TRUST
                                   SAME STORE
               FOR THE THREE MONTHS ENDED MARCH 31, 2001 AND 2000

                                          (DOLLARS IN THOUSANDS)

                                               FOR THE THREE         FOR THE THREE
                                               MONTHS ENDED           MONTHS ENDED       YEAR TO DATE    %
                                              MARCH 31, 2001         MARCH 31, 2000        VARIANCE    CHANGE
                                         ------------------------------------------------------------------------
REVENUE
     Gross Potential Rent                          $ 21,969              $ 21,566            $  403      1.9%
     Vacancy Loss                                    (1,023)                 (540)             (483)   (89.4%)
                                         -----------------------------------------------------------
     Rental Revenue                                  20,946                21,026               (80)    (0.4%)
     Tenant Reimbursement and Other                   3,348                 3,033               315     10.4%
                                         -----------------------------------------------------------
     Total Revenue                                 $ 24,294              $ 24,059            $  235      1.0%
                                         ===========================================================
OPERATING EXPENSES
     Property Operating Expenses                   $  2,565              $  2,018            $  547     27.1%
     Real Estate Taxes                                2,273                 2,200                73      3.3%
                                         -----------------------------------------------------------
     Total Operating Expenses                      $  4,838              $  4,218            $  620     14.7%
NET OPERATING INCOME                               $ 19,456              $ 19,841            $ (385)    (1.9%)
                                         ===========================================================

SAME STORE OCCUPANCY AT MARCH 31                      95.1%                 97.3%
                                                      -----                 -----
ECONOMIC OCCUPANCY                                    95.3%                 97.5%                       (2.2%)
                                                      -----                 -----                       ------

Note: Includes 86 Industrial Properties and 31 Office Properties owned as of
      December 31, 1999 which aggregate 16,869,164 square feet.

      Excludes property management fees paid to affiliated parties.

                             KEYSTONE PROPERTY TRUST
                        SAME STORE INDUSTRIAL PROPERTIES
                  FOR THE THREE MONTHS MARCH 31, 2001 AND 2000

                                      (DOLLARS IN THOUSANDS)

                                           FOR THE THREE      FOR THE THREE
                                           MONTHS ENDED        MONTHS ENDED     YEAR TO DATE    %
                                          MARCH 31, 2001      MARCH 31, 2000      VARIANCE    CHANGE
                                      -----------------------------------------------------------------
REVENUE
     Gross Potential Rent                    $ 14,348            $ 14,020           $ 328      2.3%
     Vacancy Loss                                (654)               (269)           (385)  (143.1%)
                                      ----------------------------------------------------
     Rental Revenue                            13,694              13,751             (57)    (0.4%)
     Tenant Reimbursement and Other             1,847               1,659             188     11.3%
                                      ----------------------------------------------------
     Total Revenue                           $ 15,541            $ 15,410           $ 131      0.9%
                                      ====================================================
OPERATING EXPENSES
     Property Operating Expenses             $    642            $    495           $ 147     29.7%
     Real Estate Taxes                          1,388               1,350              38      2.8%
                                      ----------------------------------------------------
     Total Operating Expenses                $  2,030            $  1,845           $ 185     10.0%
NET OPERATING INCOME                         $ 13,511            $ 13,565           $ (54)    (0.4%)
                                      ====================================================


SAME STORE OCCUPANCY AT MARCH 31                95.8%               97.7%
                                                -----               -----
ECONOMIC OCCUPANCY                              95.4%               98.1%                     (2.7%)
                                                -----               -----                     ------

Note: Includes 86 Industrial Properties, owned as of December 31, 1999 which aggregate 14,844,425 square feet.

      Excludes property management fees paid to affiliated parties.

                             KEYSTONE PROPERTY TRUST
                          SAME STORE OFFICE PROPERTIES
                  FOR THE THREE MONTHS MARCH 31, 2001 AND 2000

                                       (DOLLARS IN THOUSANDS)

                                            FOR THE THREE       FOR THE THREE
                                            MONTHS ENDED         MONTHS ENDED        YEAR TO DATE    %
                                           MARCH 31, 2001       MARCH 31, 2000         VARIANCE    CHANGE
                                       ----------------------------------------------------------------------
REVENUE
     Gross Potential Rent                      $ 7,621              $ 7,545             $  76        1.0%
     Vacancy Loss                                 (369)                (271)              (98)     (36.2%)
                                       -------------------------------------------------------
     Rental Revenue                              7,252                7,274               (22)      (0.3%)
     Tenant Reimbursement and Other              1,501                1,374               127        9.2%
                                       -------------------------------------------------------
     Total Revenue                             $ 8,753              $ 8,648             $ 105        1.2%
                                       =======================================================
OPERATING EXPENSES
     Property Operating Expenses               $ 1,923              $ 1,523             $ 400       26.3%
     Real Estate Taxes                             885                  851                34        4.0%
                                       -------------------------------------------------------
     Total Operating Expenses                  $ 2,808              $ 2,374             $ 434       18.3%
NET OPERATING INCOME                           $ 5,945              $ 6,274             $(329)      (5.2%)
                                       =======================================================


SAME STORE OCCUPANCY AT MARCH 31                 95.0%                97.3%
                                                 -----                -----

ECONOMIC OCCUPANCY                               95.2%                96.4%                         (1.2%)
                                                 -----                -----                         ------

Note: Includes 31 Office Properties owned as of December 31, 1999 which aggregate 2,024,739 square feet.

      Excludes property management fees paid to affiliated parties.

                             KEYSTONE PROPERTY TRUST
      Acquisitions, Dispositions, and Development Placed in Service in 2001


                             (dollars in thousands)

            PROPERTY               CITY              STATE                MARKET
            --------               ----              -----                ------
ACQUISITIONS

INDUSTRIAL

420 Salem Church Road         Mechanicsburg      Pennsylvania     Harrisburg/Chambersburg
75 Pleasant View Drive        Mechanicsburg      Pennsylvania     Harrisburg/Chambersburg
811 Spangler Road               Camp Hill        Pennsylvania     Harrisburg/Chambersburg


ACQUISITION TOTAL


DISPOSITIONS

INDUSTRIAL

101 Commerce Drive            Mechanicsburg      Pennsylvania     Harrisburg/Chambersburg
118 Moonachie Drive (1)         Carlstadt         New Jersey       Central & Northern NJ
200-250 Kennedy Drive (1)       Sayreville        New Jersey       Central & Northern NJ
300-350 Kennedy Drive (1)       Sayreville        New Jersey       Central & Northern NJ
309 Kennedy Drive (1)           Sayreville        New Jersey       Central & Northern NJ
409 Kennedy Drive (1)           Sayreville        New Jersey       Central & Northern NJ
One Nixon Lane (1)                Edison          New Jersey       Central & Northern NJ
100-400 Nixon Lane (1)            Edison          New Jersey       Central & Northern NJ


INDUSTRIAL TOTAL


OFFICE

1550 Pond Road                  Allentown        Pennsylvania            Allentown
3436 Winchester Road            Allentown        Pennsylvania            Allentown
5001 Louise Drive             Mechanicsburg      Pennsylvania     Harrisburg/Chambersburg
2001 Bern Road                  Wyomissing       Pennsylvania             Reading


OFFICE TOTAL


TOTAL DISPOSITIONS


            PROPERTY          CLOSING DATE   SQUARE FEET   CURRENT LEASED %  PURCHASE / SALES PRICE
            --------          ------------   -----------   ----------------  ----------------------
ACQUISITIONS

INDUSTRIAL

420 Salem Church Road           1/5/2001       504,321          100.0%                 $12,125
75 Pleasant View Drive          2/8/2001       132,548          100.0%                   4,200
811 Spangler Road               3/23/2001      145,640          100.0%                   3,475
                                               -------                                   -----

ACQUISITION TOTAL                              782,509                                 $19,800
                                               =======                                 =======

DISPOSITIONS

INDUSTRIAL

101 Commerce Drive              3/22/2001      597,100                                 $27,000
118 Moonachie Drive (1)         3/21/2001      243,751                                  18,800
200-250 Kennedy Drive (1)       3/21/2001      164,267                                   7,275
300-350 Kennedy Drive (1)       3/21/2001      161,987                                   7,025
309 Kennedy Drive (1)           3/21/2001      202,000                                   9,700
409 Kennedy Drive (1)           3/21/2001      225,831                                  10,575
One Nixon Lane (1)              3/21/2001      192,829                                   8,325
100-400 Nixon Lane (1)          3/21/2001      851,907                                  42,100
                                               -------                                  ------

INDUSTRIAL TOTAL                              2,639,672                               $130,800
                                              =========                               ========

OFFICE

1550 Pond Road                  1/26/2001      143,870                                 $15,000
3435 Winchester Road            1/26/2001       80,000                                   9,750
5001 Louise Drive               1/26/2001       67,463                                   6,000
2001 Bern Road                  1/26/2001       52,841                                   5,000
                                                ------                                   -----

OFFICE TOTAL                                   344,174                                 $35,750
                                               =======                                 =======

TOTAL DISPOSITIONS                            2,983,846                               $166,550
                                              =========                               ========

(1) These properties were contributed/sold to a Joint Venture with CalEast Industrial Investors LLC, in which the Company retained a 20% ownership interest.

                             KEYSTONE PROPERTY TRUST
                  SUMMARY OF LAND UNDER DEVELOPMENT AND CONTROL
                                 March 31, 2001

                             (dollars in thousands)

                                     Project                                        Market/Submarket             Acres
------------------------------------------------------------------   ---------------------------------------  ------------
LAND UNDER DEVELOPMENT
Keystone Cranbury West Phase II (Exit 8A, New Jersey Turnpike)       New Jersey / Exit 8A                         31

Keystone Cranbury East Phase I (Exit 8A, New Jersey Turnpike)        New Jersey / Exit 8A                         37

Keystone Cranbury East Phase II (Exit 8A, New Jersey Turnpike)       New Jersey / Exit 8A                         37

21 Roadway Expansion (Carlisle)                                      Pennsylvania / Harrisburg                    10
                                                                                                                  --

LAND UNDER DEVELOPMENT TOTAL                                                                                      115
                                                                                                                  ===

LAND FOR FUTURE DEVELOPMENT

Stults Road                                                          New Jersey / Exit 8A                          6

Airtech Park (1)                                                     Indiana / Indianapolis Airport               395

New Jersey Option Land                                               New Jersey / Exit 8A                         83

Arnold Road and Other Expansions                                     Pennsylvania / Reading and Mountaintop       15

LAND UNDER CONTRACT

New Jersey (Exit 8A NJ Turnpike)                                     New Jersey / Exit 8A                        161
                                                                                                                 ----


LAND FOR FUTURE DEVELOPMENT AND UNDER CONTROL TOTAL                                                              660
                                                                                                                 ====

GRAND TOTAL                                                                                                      775
                                                                                                                 ====

                                                                                                  CONSTRUCTION       ESTIMATED
                                                                                                   START DATE    STABILIZATION DATE
                                                                                                  -------------  ------------------
                                                                  Estimated
                                                                  Buildable       Estimated
                                     Project                     Square Feet   Construction Cost   Quarter/Year      QUARTER/YEAR
--------------------------------------------------------------   -----------   -----------------  -------------  ------------------
LAND UNDER DEVELOPMENT
Keystone Cranbury West Phase II (Exit 8A, New Jersey Turnpike)      473,000            23             3/00               3/01

Keystone Cranbury East Phase I (Exit 8A, New Jersey Turnpike)       510,000            23             3/00               3/01

Keystone Cranbury East Phase II (Exit 8A, New Jersey Turnpike)      500,000            22             3/01               3/02

21 Roadway Expansion (Carlisle)                                     150,000             5             3/00               2/01
                                                                    -------

LAND UNDER DEVELOPMENT TOTAL                                      1,633,000
                                                                  =========

LAND FOR FUTURE DEVELOPMENT

Stults Road                                                         130,000

Airtech Park (1)                                                  7,100,000

New Jersey Option Land                                            1,260,000

Arnold Road and Other Expansions                                    221,000

LAND UNDER CONTRACT

New Jersey (Exit 8A NJ Turnpike)                                  2,117,000
                                                                  ---------


LAND FOR FUTURE DEVELOPMENT AND UNDER CONTROL TOTAL              10,828,000
                                                                 ==========

GRAND TOTAL                                                      12,461,000
                                                                 ==========

(1) Company has an option to purchase a 50 % interest in Land.

                             KEYSTONE PROPERTY TRUST
                       CAPITAL STRUCTURE AND DEBT ANALYSIS
                                      AS OF
                                 MARCH 31, 2001

                             (dollars in thousands)

Secured Debt                                                                               $   499,781             100.0%
Unsecured Debt                                                                                      --               0.0%

Short Term Debt                                                                                  1,561               0.3%
Long Term Debt                                                                                 498,220              99.7%

Variable Rate Debt                                                                             130,910              26.2%

Fixed Rate Debt-Face                                                                           366,172              73.3%
Debt Premium, Net of Amortization                                                                2,699               0.5%
                                                                                           -----------             -----
    Total Fixed Rate Debt                                                                      368,871              73.8%
                                                                                           -----------             -----
    Total Debt                                                                             $   499,781
                                                                                           -----------
Stock Price @ 3/31/2001                                                                    $     12.85

Convertible Preferred Stock                                                                     60,097
Convertible Preferred Units                                                                     80,295
                                                                                           -----------
    Total Preferred Stock and Units                                                            140,392

Common Shares Outstanding                                                                    9,346,669
Operating Units Outstanding                                                                  7,667,649
                                                                                           -----------
    Total Shares and Units - Common                                                         17,014,318
                                                                                           -----------
Common Equity at Fair Market Value                                                             218,634
                                                                                           ===========
    TOTAL EQUITY                                                                           $   359,026
                                                                                           ===========
Weighted average interest rate at March 31, 2001 (Company)                                         7.7%

Weighted average interest rate at March 31, 2001 on fixed rate debt.                               7.8%

Weighted average term to maturity (in years) at March 31, 2001 (Company)                           6.2

Weighted average term to maturity (in years) at March 31, 2001 (excluding Credit Line)             8.0

                             KEYSTONE PROPERTY TRUST
                       Capital Structure and Debt Analysis
                                      AS OF
                                 MARCH 31, 2001

                             (DOLLARS IN THOUSANDS)

--------------------------------------------------------------------------------
                    LEVERAGE AND CAPITALIZATION RATIO SUMMARY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL MARKET CAPITALIZATION                                     $ 858,807

TOTAL DEBT TO MARKET CAPITALIZATION                                 58.2%

UNDEPRECIATED BOOK VALUE - TOTAL ASSETS                         $ 880,472

TOTAL DEBT TO UNDEPRECIATED BOOK VALUE                              56.8%

INTEREST COVERAGE RATIO - YTD MARCH 31, 2001                          2.0

FIXED CHARGE COVERAGE RATIO - YTD MARCH 31, 2001                      1.5
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PRINCIPAL MATURITIES
--------------------------------------------------------------------------------
                     PRINCIPAL AMORTIZATION   AMOUNT DUE AT MATURITY      TOTAL
--------------------------------------------------------------------------------
2001                        $  3,632               $  1,561             $  5,193
2002                           5,253                139,707(1)           144,960
2003                           5,564                  4,085                9,649
2004                           5,911                 39,722               45,633
2005                           6,025                 22,423               28,448
2006 and thereafter               --                     --              263,199
--------------------------------------------------------------------------------
Total                                                                   $497,082
--------------------------------------------------------------------------------

(1) Includes the Company's Credit Facility which has an outstanding balance of $105,730,524 and matures April 29, 2002.

                             KEYSTONE PROPERTY TRUST
                          PREFERRED EQUITY OUTSTANDING
                                 MARCH 31, 2001
                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                DATE ISSUED      AGGREGATE LIQUIDATION VALUE            YIELD
                                                                -----------      ---------------------------            -----
CONVERTIBLE PREFERRED UNITS:

                   SERIES B                                     12/24/1998                        $ 7,500               9.50%

                   SERIES C                                      9/27/1999                         35,853               9.75%
                   SERIES C                                       5/5/2000                         25,674               9.75%
                                                                                 -------------------------
                              TOTAL SERIES C                                                       61,527
                                                                                 -------------------------
                   SERIES D                                      7/21/1999                         11,268               9.00%
                                                                                 -------------------------
                     TOTAL CONVERTIBLE PREFERRED UNITS                                           $ 80,295
                                                                                 -------------------------


CONVERTIBLE PREFERRED STOCK:

                   SERIES A                                     12/24/1998                       $ 20,000               9.00%

                   SERIES B                                      9/27/1999                         20,097  (1)          9.75%

                   SERIES C                                      9/27/1999                         20,000               9.75%
                                                                                 -------------------------
                     TOTAL CONVERTIBLE PREFERRED STOCK                                             60,097
                                                                                 -------------------------

                                                                                 -------------------------
GRAND TOTAL ALL PREFERRED EQUITY                                                                $ 140,392
--------------------------------                                                 =========================

                                                                 LIQUIDATION        PREFERRED
                                                                  VALUE PER      SHARES/UNITS AT      COMMON SHARE      COMMON SHARE
                                                                 SHARE/UNIT           3/31/01        CONVERSION PRICE     EQUIVALENT
                                                          --------------------------------------------------------------------------

CONVERTIBLE PREFERRED UNITS:

                   SERIES B                                         $25.00               300,000          $16.50             454,545

                   SERIES C                                         $25.00             1,434,136          $16.00           2,240,838
                   SERIES C                                         $25.00             1,026,958          $16.00           1,604,622
                                                                                -----------------                      -------------
                              TOTAL SERIES C                                           2,461,094                           3,845,460
                                                                                -----------------                      -------------
                   SERIES D                                         $25.00               450,700          $16.50             682,879
                                                                                -----------------                      -------------
                     TOTAL CONVERTIBLE PREFERRED UNITS                                 3,211,794                           4,982,884
                                                                                -----------------                      -------------


CONVERTIBLE PREFERRED STOCK:

                   SERIES A                                         $25.00               800,000          $16.50           1,212,121

                   SERIES B                                         $25.00               803,871          $16.00           1,256,048

                   SERIES C                                         $25.00               800,000          $15.75           1,269,841
                                                                                -----------------                      -------------
                     TOTAL CONVERTIBLE PREFERRED STOCK                                 2,403,871                           3,738,010
                                                                                -----------------                      -------------

                                                                                -----------------                      -------------
GRAND TOTAL ALL PREFERRED EQUITY                                                       5,615,665                           8,720,894
--------------------------------                                                =================                      =============


                                                          COMMON SHARES OUTSTANDING AT 3/31/01                             9,346,669
                                                          OP UNITS OUTSTANDING AT 3/31/01                                  7,667,649

                                                          TOTAL COMMON SHARE EQUIVALENTS OUTSTANDING                   -------------
                                                           AT 3/31/01 FOR FFO REPORTING (2)                               25,735,212
                                                                                                                       =============

                                                          WEIGHTED AVERAGE COMMON SHARE EQUIVALENTS
                                                          AT 3/31/01 FOR FFO REPORTING                                    25,737,446
                                                                                                                       =============

(1)   Original issuance of $40,000,000 on 9/27/99, of which $19,903,225 was redeemed on July 18, 2000.

(2) Convertible Preferred Stock and Convertible Preferred Units are dilutive for FFO Reporting and anti-dilutive for EPS Reporting.